Ohio National Fund, Inc.

Supplement dated February 7, 2019

to the Summary Prospectus dated May 1, 2018

ON Foreign Portfolio

The following supplements and amends the summary prospectus dated May 1, 2018:

Under the section “Management,” the following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Templeton Global Advisors Limited serves as the investment sub-adviser for the Portfolio. Templeton has been a sub-adviser for the Portfolio since May 1, 2017. Tucker Scott, CFA and Christopher Peel, CFA, have been co-lead Portfolio Managers of the Portfolio since February 2019. Norman J. Boersma, CFA, and Heather Arnold, CFA have been back-up Portfolio Managers of the Portfolio since May 2017.